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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------

                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                         76-0281502
        (State of incorporation                            (I.R.S. Employer
            or organization)                              Identification No.)

     10370 RICHMOND AVENUE, SUITE 990
           HOUSTON, TEXAS                                       77042
 (Address of principal executive offices)                    (Zip Code)

                        --------------------------------

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-43411 (if applicable)

                      Securities to be registered pursuant
                          to Section 12(b) of the Act:

                                      None

                      Securities to be registered pursuant
                          to Section 12(g) of the Act:

                       Title of class to be so registered
                       ----------------------------------
                    Common Stock, par value $.0001 per share

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common stock, par value $.0001 per share of W-H Energy Services, Inc. (the "Registrant") to be registered hereunder, is set forth under the caption "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-43411) (the "Form S-1 Registration Statement"), initially filed with the Securities and Exchange Commission on December 30, 1997, and will be set forth in any prospectus filed in accordance with Rule 424(b) thereunder, which description is incorporated herein by reference.

ITEM 2.   EXHIBITS.

         The following exhibits to this Registration Statement on Form 8-A are incorporated by reference from the documents specified, which have been filed with the Securities and Exchange Commission.

   Exhibit
   Number
   ------

     1. Registrant's Registration Statement on Form S-1, as amended (Registration No. 333-43411), initially filed with the Securities and Exchange Commission on December 30, 1997 -- incorporated herein by reference

     2. Specimen Common Stock certificate -- incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement

     3. Restated Articles of Incorporation of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement

     4. Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Form S-1 Registration Statement

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   W-H ENERGY SERVICES, INC.



                                   By:     /s/ KENNETH T. WHITE, JR.
                                           -------------------------
                                   Name:   Kenneth T. White, Jr.
                                   Title:  Chairman of the Board, President and
                                           Chief Executive Officer

Date:  October 5, 2000

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                                INDEX TO EXHIBITS

Exhibit No.        Description                                                     Sequentially Numbered Page
-----------        -----------                                                     --------------------------
1.                 Registrant's Registration Statement on Form S-1, as amended     Incorporated by reference
                   (Registration No. 333-43411), initially filed with the
                   Securities and Exchange Commission on December 30, 1997

2.                 Specimen Common Stock certificate -- incorporated herein by     Incorporated by reference
                   reference to Exhibit 4.1 to the Form S-1 Registration
                   Statement

3.                 Restated Articles of Incorporation of the Registrant --         Incorporated by reference
                   incorporated herein by reference to Exhibit 3.1 to the Form
                   S-1 Registration Statement

4.                 Amended and Restated Bylaws of the Registrant -- incorporated   Incorporated by reference
                   herein by reference to Exhibit 3.2 to the Form S-1
                   Registration Statement

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